UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
June 12, 2008
Date of Report (Date of earliest event reported)

CLEARWIRE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-33349 (Commission File Number)	56-2408571 (IRS Employer Identification No.)

4400 Carillon Point, Kirkland, WA (Address of principal executive offices)	98033 (Zip Code)
Registrant’s telephone number, including area code: (425) 216-7600
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
EXHIBIT 99.1

Item 8.01.	Other Events.
     On June 12, 2008, Clearwire Corporation (the “Company”) held an investor meeting and senior management of the Company gave a presentation on the Company’s business and the pending combination of Sprint Nextel Corporation’s next-generation wireless broadband business with the Company as well as the investments in the Company by and commercial relationships with Intel Corporation, Google Inc., Comcast Corporation, Time Warner Cable Inc. and Brighthouse Networks. A copy of the Investor Presentation is attached as Exhibit 99.1 hereto and is incorporated by reference.
Forward-Looking Statements
This filing includes “forward-looking statements” within the meaning of the securities laws. The statements in this filing regarding agreements between Sprint and Clearwire and the investors and the benefits to Clearwire of the arrangements contemplated by the agreements; plans for the development and deployment of a broadband network based on WiMAX technology; the timing, availability, capabilities, coverage, and costs of the WiMAX network; products and services to be offered on the WiMAX network; the expected closing date of the transaction; and other statements that are not historical facts are forward-looking statements. The words “will,” “would,” “may,” “should,” “estimate,” “project,” ”forecast,” “intend,” “expect,” “believe,” “target,” “designed” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are projections reflecting management’s judgment and assumptions based on currently available information and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements.
Future performance cannot be assured. Actual results may differ materially from those in the forward-looking statements due to a variety of factors, including, but not limited to:
•	the ability of Sprint and Clearwire to complete the merger and other transactions contemplated by the definitive agreements and satisfy the conditions thereunder, including obtaining Clearwire stockholder, FCC and Department of Justice approvals;

•	the uncertainties related to the implementation of each company’s respective WiMAX business strategies;

•	the costs and business risks associated with deploying a WiMAX network and offering products and services utilizing WiMAX technology;

•	the inability of third-party suppliers, software developers and other vendors to perform requirements and satisfy obligations necessary to create products and software designed to support WiMAX features and functionality, under agreements with one or both of Sprint and Clearwire;

•	the impact of adverse network performance;

•	other risks referenced from time to time in Clearwire’s filings with the Securities and Exchange Commission, including in the Form 10-K for the year ended December 31, 2007, and the Form 10-Q for the quarter ended March 31, 2008, in Part I, Item 1A, “Risk Factors.”
Clearwires believe the forward-looking statements in this filing are reasonable; however, you should not place undue reliance on forward-looking statements, which are based on current expectations and speak only as of the date of this release. Clearwire is not obligated to publicly release any revisions to forward-looking statements to reflect events after the date of this filing.
IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC
In connection with the proposed transactions with Sprint Nextel Corporation, Intel Corporation, Google Inc., Comcast Corporation, Time Warner Cable Inc., and Bright House Networks, LLC, , Clearwire intends to file a proxy statement and other relevant documents concerning the transactions with the U.S. Securities and Exchange Commission (the “SEC”). STOCKHOLDERS OF CLEARWIRE ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN

IMPORTANT INFORMATION ABOUT THE TRANSACTIONS. Investors and security holders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by Clearwire through the web site maintained by the SEC at www.sec.gov. Free copies of the proxy statement, when available, and Clearwire’s other filings with the SEC also may be obtained from Clearwire, by directing a request to Investor Relations at (425) 216-4735. In addition, investors and security holders may access copies of the documents filed with the SEC by Clearwire on Clearwire’s website at www.clearwire.com, when they become available.
Clearwire, and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from Clearwire’s stockholders with respect to the transactions contemplated by the definitive agreement between Sprint, the Investors and Clearwire. Information regarding Clearwire’s directors and executive officers is contained in Clearwire’s Annual Report on Form 10-K for the year ended December 31, 2007 and its definitive proxy statement filed with the SEC on April 29, 2008 for its 2008 Annual Meeting of Stockholders, which are filed with the SEC. You can obtain free copies of these documents from Clearwire using the contact information set forth above. Additional information regarding interests of such participants will be included in the proxy statement that will be filed with the SEC and available free of charge as indicated above.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
     (d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Investor Presentation

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

CLEARWIRE CORPORATION
Dated: June 12, 2008	By:	/s/ John A. Butler
John A. Butler
Chief Financial Officer